UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                   FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      March 17, 2006

                          MONARCH CASINO & RESORT, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                     0-22088                  88-0300760
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


     1175 W. Moana Lane, Suite 200
            Reno, NEVADA                                          89509
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)



                                 (775)825-3355
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              ----------------------------------------------------
          (Former name or former address, if changed since last report)





Section 5 - Corporate Governance and Management

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
          Year

     On March 17, 2006, Monarch Casino & Resort, Inc. filed a Certificate of Correction (the "Certificate of Correction") with the Nevada Secretary of State relating to a Certificate of Change Pursuant to NRS 78.209 that was filed with the Nevada Secretary of State o March 17, 2005 (the "Certificate of Change"). The purpose of the Certificate of Correction was to indicate that the Certificate of Change was filed in error. Accordingly, as stated in the Certificate of Correction, the authorized capital of Monarch Casino & Resort, Inc. remains at 40,000,000 shares, where 30,000,000 shares are common stock, $0.01 par value, and 10,000,000 shares are preferred stock, $0.01 par value.

Section 9 - Financial Statements and Exhibits

ITEM 9.01  Financial Statements and Exhibits

     (c) EXHIBITS


     Exhibit 3.1 Articles of Incorporation, as filed with the Nevada Secretary of State on June 11, 1993.

     Exhibit 3.1 Certificate of Change Pursuant to NRS 78.209, as filed with the Nevada Secretary of State on March 17, 2005.

     Exhibit 3.2 Certificate of Correction, as filed with the Nevada Secretary of State on March 17, 2006.



























                                     -2-



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MONARCH CASINO & RESORT, INC.
                                      (Registrant)


Date:    March 23, 2006               By: /s/ Ben Farahi
                                             -------------------------
                                      Name:   Ben Farahi
                                      Title:  Chief Financial Officer,
                                              Treasurer and Secretary











































                                     -3-



EXHIBIT 3.1
                           ARTICLES OF INCORPORATION

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

JUN 11 1993

CHERYL A. LAU  SECRETARY OF STATE

6723-93


                          ARTICLES OF INCORPORATION
                                      OF
                         MONARCH CASINO & RESORT, INC.

     The undersigned incorporator hereby executes these Articles of Incorporation for the purpose of forming a corporation under Chapter 78 of the Nevada Revised Statutes.

                                    ARTICLE I
                                      NAME

The name of the corporation is:  MONARCH CASINO & RESORT, INC. (the
"Corporation").

                                    ARTICLE II
                                  RESIDENT AGENT

     The name and address of the Corporation's resident agent is Vargas & Bartlett, 3800 Howard Hughes Parkway, 7th Floor, Las Vegas, Nevada 89109.

                                    ARTICLE III
                                      PURPOSE

     The Corporation is organized for the purpose of engaging in any lawful activity, within or without the State of Nevada.

                                    ARTICLE IV
                                       STOCK

     Section 4.01U Authorized Capital Stock. The total number of shares of stock this corporation is authorized to issue shall be forty million (40,000,000) shares. This stock shall be divided into two classes to be designated as "Common Stock" and "Preferred Stock."

     Section 4.02. Common Stock. Thirty million (30,000,000) shares of the authorized stock have a par value of one cent ($0.01) per share and are designated Common Stock. Each share of Common Stock, when issued, shall have one (1) vote on all matters presented to the stockholders.

     Section 4.03. Preferred Stock. Ten million (10,000,000) shares of the authorized stock have a par value of one cent ($0.01) per share and are designated Preferred Stock. The Board of Directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

     Whether or not the class or series shall have voting rights, full or limited, the nature and the qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights; The number of shares to constitute the class or series and the designation thereof;

     The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

     Whether or not the shares of any class or series shall be redeemable and if redeemable the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

     Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;

     The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

     The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

     Whether or not the shares of any class or series is convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and Such other rights and provisions with respect to any class or series as may to the Board of Directors seem advisable.

     The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

     Section 4.04. Once fully paid, the stock of the Corporation shall not be subject to assessment.



                                  ARTICLE V
                         DIRECTORS AND INCORPORATORS

     Section 5.01. Governing Board of Directors. The governing board shall be styled "Board of Directors" and the first Board of Directors shall consist of three (3) directors. Provided that the Corporation has at least one director, the number of directors may at any time or times be increased or decreased as provided in the bylaws. The bylaws may provide for the classification of directors as to their respective terms of office.

     Section 5.02. Initial Number of Directors. The names and post office addresses of the members of the first Board of Directors are as follows:

     John Farahi
     3840 Baker Lane
     Reno, Nevada  89509

     Bahram Farahi
     3840 Baker Lane
     Reno, Nevada  89509

     Behrouz Farahi
     3840 Baker Lane
     Reno, Nevada  89509

     These individuals shall serve as directors until the first annual meeting of stockholders or until their successors are elected and qualified.

     Section 5.03. Incorporator. The name and post office address of the incorporator signing these Articles of Incorporation is as follows:

     Sherwood N. Cook
     Vargas & Bartlett
     Seventh Floor
     3800 Howard Hughes Parkway
     Las Vegas, Nevada 89109

                                  ARTICLE VI
                            SALE OF ASSETS; MERGERS

     The affirmative vote of voting shares necessary to approve a sale, lease or exchange of property or assets of this Corporation, or a merger or exchange of shares involving this Corporation, shall be 66-2/3% of the voting power of the outstanding shares entitled to vote thereon.

                                  ARTICLE VII
                                   AMENDMENT

     The affirmative vote of voting shares necessary to approve an amendment to the Articles of Incorporation of this Corporation shall be 66-2/3% of the voting power of the outstanding shares entitled to vote thereon.

                                  ARTICLE VIII
                        DIRECTORS' AND OFFICERS' LIABILITY

     No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer. However, the foregoing provision shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

                                   ARTICLE IX
                                    INDEMNITY

     Section 9.01. Right to Indemnity. Every person who was or is a party, or is threatened to be made party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

     Section 9.02. Expenses Advanced. Expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding by reason of any act or omission of such director or officer acting as a director or officer shall be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation.

     Section 9.03. Bylaws; Insurance. Without limiting the application of the foregoing, the Board of Directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director or officer of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, to the fullest extent permitted by the laws of the State of Nevada, whether or not the Corporation would have the power to indemnify such person.

     The indemnification and advancement of expenses provided in this Article shall continue for a person who has ceased to be a director, officer, employee or agent, and inures to the benefit of the heirs, executors and administrators of such a person.



                                   ARTICLE X
                          REDEMPTION OF CONTROL SHARES

     The Corporation, at the discretion of the Board of Directors, may call for redemption the control shares (as defined in NRS 78.3781 to 78.3788, inclusive) as provided in NRS 78.3792, as amended from time to time.

Executed this 11th day of June, 1993.

/s/ Sherwood N. Cook
--------------------
    SHERWOOD N. COOK
    Incorporator


STATE OF NEVADA )
                 : ss.
COUNTY OF CLARK )

     On this 11th day of June, 1993, there personally appeared before me a Notary Public, SHERWOOD N. COOK, who acknowledged that he executed the foregoing Articles of Incorporation.

/s/ Pamela Bouchard
-------------------
    NOTARY PUBLIC



                          CERTIFICATE OF ACCEPTANCE
                       OF APPOINTMENT BY RESIDENT AGENT


IN THE MATTER OF MONARCH CASINO & RESORT, INC.

     We, Vargas & Bartlett, do hereby certify that on the 11th day of June, 1993, we accepted the appointment as Resident Agent of the above-entitled corporation in accordance with Sec. 78.090, NRS 1957.

     Furthermore, that the registered office in this State is located at 3800 Howard Hughes Parkway, Seventh Floor, Town of Las Vegas, County of Clark, State of Nevada.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of June, 1993.

Vargas & Bartlett

By:       /s/ Sherwood N. Cook
          --------------------
              SHERWOOD N. COOK
              Resident Agent





EXHIBIT 3.2

                           CERTIFICATE OF AMENDMENT

Entity #
C6723-1993
Document Number:
20050068285-76

Date Filed:
3/17/2005 12:00:04 PM
In the office
Dean Heller
Secretary of State

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada  89701-4299
(775) 684-5708
Website:  secretaryofstate.biz

                 Certificate of Change filed Pursuant to NRS 78.209
                        For Nevada Profit Corporations

1.  NAME OF CORPORATION:  MONARCH CASINO & RESORT, INC.
2. THE BOARD OF DIRECTORS HAVE ADOPTED A RESOLUTION PURSUANT TO NRS 78.207 AND HAVE OBTAINED ANY REQUIRED APPROVAL OF THE STOCKHOLDERS.
3. THE CURRENT NUMBER OF AUTHORIZED SHARES AND THE PAR VALUE, IF ANY, OF EACH CLASS OR SERIES, IF ANY, OF SHARES BEFORE THE CHANGE:
    PREFERRED - 10,000,000 SHARES - $.01 PAR VALUE
    COMMON - 30,000,000 shares - $.01 PAR VALUE
4. THE NUMBER OF AUTHORIZED SHARES AND THE PAR VALUE, IF ANY, OF EACH CLASS OR SERIES, IF ANY, OF SHARES AFTER THE CHANGE:
    PREFERRED - 10,000,000 SHARES - $.01 PAR VALUE
    COMMON - 30,000,000 shares - $.01 PAR VALUE
5. THE NUMBER OF SHARES OF EACH AFFECTED CLASS OR SERIES, IF ANY, TO BE ISSUED AFTER THE CHANGE IN EXCHANGE FOR EACH ISSUED SHARE OF THE SAME CLASS OR SERIES: __________________________
    Two for one stock split. Issued shares increase from 9,536,275 to 19,072,550.____________
6. THE PROVISIONS, IF ANY, FOR THE ISSUANCE OF FRACTIONAL SHARES, OR FOR THE PAYMENT OF MONEY OR THE ISSUANCE OF SCRIP TO STOCKHOLDERS OTHERWISE ENTITLED TO A FRACTION OF A SHARE AND THE PERCENTAGE OF OUTSTANDING SHARES AFFECTED THEREBY: NOT APPLICABLE
7.  EFFECTIVE DATE OF FILING (OPTIONAL):  MARCH 17, 2005
    (must not be later than 90 days after the certificate is filed)
8.  OFFICER SIGNATURE: /S/BAHRAM FARAHI         PRESIDENT
                       ----------------         ---------
                       Signature                Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE.

This form must be accompanied by appropriate fees. See attached fee schedule. Nevada Secretary of State AM 209 2003
Revised on:  10/24/03



EXHIBIT 3.3
                           CERTIFICATE OF CORRECTION

Entity #
C6723-1993
Document Number:
20060166381-43

Date Filed:
3/17/2006 8:49:09 AM
In the office
Dean Heller
Secretary of State

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada  89701-4299
(775) 684-5708
Website:  secretaryofstate.biz

                             Certificate of Correction

(Pursuant to NRS 78, 78A, 80, 81, 82, 84, 86, 87, 58, 88A, 89 and 92A)

1.  THE NAME OF THE ENTITY FOR WHICH CORRECTION IS BEING MADE:
     Monarch Casino & Resort, Inc.
2.  DESCRIPTION OF THE ORIGINAL DOCUMENT FOR WHICH CORRECTION IS BEING MADE:
     Certificate of Change Pursuant to NRS 78.209
3.  FILING DATE OF THE ORIGINAL DOCUMENT FOR WHICH CORRECTION IS BEING MADE:
     March 17, 2005
4.  DESCRIPTION OF THE INACCURACY OR DEFECT.
     Certificate of Change Pursuant to NRS 78.209 filed in error.
5.  CORRECTION OF THE INACCURACY OR DEFECT.
     Notwithstanding the filing of the Certificate of Change Pursuant to NRS 78.209, Article IV, Stock, of the Articles of Incorporation of Monarch & Casino Resort, Inc., as filed on June 11, 1003 shall remain in full force and effect and not amended by the Certificate of Change Pursuant to NRS 78.209 filed on March 17, 2005. Accordingly, the authorized capital of Monarch Casino & Resort, Inc. shall remain at 40,000,000 shares, where 30,000,000 shares shall be common stock, $0.01 par value, and 10,000,000 shares shall be preferred stock, $0.01 par value.
6.  SIGNATURE:

/s/ Ben Farahi          CFO      03/16/06
--------------------    -----    --------
Authorized Signature    Title*   Date

     *If entity is a Corporation, it must be signed by an Officer if stock has been issued, OR an Incorporator or Director if stock has not been issued; a Limited-Liability Company, by a manager or managing members; a Limited Partnership or Limited-Liability Limited Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a Business Trust, by a Trustee.

     IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

     This form must be accompanied by appropriate fees.



Nevada Secretary of State AM Correction 2003
Revised on:  10/03/05